Exhibit 99.5

Filing pursuant to Rule 425 under the
Securities Act of 1933, as amended
Deemed filed under Rule 14a-12 under the
Securities Exchange Act of 1934, as amended

Filer: Alpha Natural Resources, Inc.

Subject Company: Foundation Coal Holdings, Inc.

Exchange Act File Number of
Subject Company: 001-32331

FACTS ABOUT OUR NEW COMPANY

Who is Foundation?
Foundation is one of the nation’s most diversified producers of thermal coal for electric utilities, with 5 underground mines, 4 surface mines, and reserves in the Powder River Basin, Illinois Basin, Northern Appalachia and Central Appalachia coalfield regions.

Why is Alpha merging with Foundation?
Alpha has been looking for growth opportunities that add value for its shareholders and its employees.  The merger of Foundation Coal Company and Alpha Natural Resources is an excellent way to grow the company, add opportunity for employees, and enhance value for shareholders.

When will the deal close?
The merger is not expected to close until the second half of 2009.  For now, we remain two separate companies, and you should conduct business under our usual Alpha identity.

What will the new company look like?
The combined company will retain the Alpha Natural Resources name.  The Foundation mines will continue to use their existing names. After a reasonable transition period, the corporate office will be located in Abingdon, VA.

The combined company will be a new leader in the U.S. industry with one of the most diversified geographic footprints in the industry. It will have reserves of more than 2.3 billion tons of coal and an attractive growth potential.   Alpha will become the third largest coal company in America in produced tons and will have 14 preparation plants, 35 underground mines, and 24 surface mines. Upon closing, Alpha will continue to have a very strong cash position providing continued stability.

Mike Quillen will be chairman of the combined company and Kevin Crutchfield will be chief executive officer. Kurt Kost, Foundation’s current president and chief operating officer, will be president of the combined company. The combined company’s board of directors will consist of six members from Alpha and four members from Foundation.

What will the remaining organizational structure of the new company look like?
The organizational structure is still under development. Once decisions are made they will be promptly communicated.

What is the impact on Alpha mines and plants?
There are expected to be no interruptions in mine production or product quality resulting from this transaction, and we expect to retain current coal delivery levels to our customers.  Since we are combining two highly complementary operations, we do not expect our customers will experience any changes as a result of the transaction.

Alpha expects business as usual and will continue the “Running Right” way of doing things.

Will I still have my job?
The combined company will be a much more diversified company with a larger reserve base. We will need skilled, motivated employees in all disciplines.  We will still have all the issues in the coal business to which we are accustomed. Each of our jobs is dependent on markets, profitability of the company, skills, etc. Our best job security is working safe for a profitable company.

Some of the Alpha operations have just gone through furloughs and permanent reductions in force.  Why is this merger occurring in such uncertain times?
Growing the company has been a long-standing goal of Alpha.  Current market conditions and the resulting actions Alpha has had to take are independent of this transaction.  Through everyone’s hard work, Alpha is in a position not to have these conditions prevent us from going forward with this great opportunity to grow the company.

Will this transaction result in a reduction of workforce?
As of the close of the transaction, all Foundation employees will become employees of Alpha. As the new organizational structure is finalized, it is possible that current roles and responsibilities could be modified. As with any company, there are no guarantees of future employment, but Alpha will strive to grow employment opportunities in the future.

How will this transaction affect my pay package and benefits?
Your Alpha pay package and benefits will remain the same.

What will this mean to our Running Right effort/programs?
Foundation is an ideal match for Alpha in regard to our shared Running Right core values, especially in  protecting the health and safety of each employee by designing and implementing best-in-class safety standards and practices in the workplace.

Is this a “done” deal?
Although we have entered into a definitive merger agreement with Foundation, the acquisition is still subject to approval by each company’s shareholders, along with the satisfaction of customary closing conditions and regulatory approvals.

What happens to my Alpha stock when the deal goes through?
While the value is subject to the stock market fluctuations, the name and share amounts of your stock will remain the same.

How will I know what is going on while all this takes place?
On the morning of the announcement (May 12), Mike and Kevin will join Foundation’s management in an informative conference call and presentation with the investment community—you can listen to the webcast by logging on to our web site at www.alphanr.com.  As the merger progresses and is completed, we will make every effort to keep you up-to-date on important developments.  We sincerely appreciate your understanding and patience as we continue this transaction to make Alpha an even stronger company.

Required Legal Notices Follow

Forward-Looking Statements
Information set forth in this document contains forward-looking statements, which involve a number of risks and uncertainties.  Alpha Natural Resources, Inc. (“Alpha”) and Foundation Coal Holdings, Inc. (“Foundation”) caution readers that any forward-looking information is not a guarantee of future performance and that actual results could differ materially from those contained in the forward-looking information.  Such forward-looking statements include, but are not limited to, statements about the benefits of the business combination transaction involving Alpha and Foundation, including future financial and operating results, the new company’s plans, objectives, expectations and intentions and other statements that are not historical facts.
The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: the ability to obtain regulatory approvals of the transaction on the proposed terms and schedule; the failure of Alpha or Foundation stockholders to approve the transaction; the risk that the businesses will not be integrated successfully; the risk that the cost savings and any other synergies from the transaction may not be fully realized or may take longer to realize than expected; disruption from the transaction making it more difficult to maintain relationships with customers, employees or suppliers; competition and its effect on pricing, spending, third-party relationships and revenues. Additional factors that may affect future results are contained in Alpha’s and Foundation’s filings with the SEC, which are available at the SEC’s web site http://www.sec.gov.  Alpha and Foundation disclaim any obligation to update and revise statements contained in these materials based on new information or otherwise.
Additional Information About this Transaction
In connection with the proposed merger, Foundation will file with the Securities and Exchange Commission (the “SEC”) a Registration Statement on Form S-4 that will include a joint proxy statement of Alpha and Foundation that also constitutes a prospectus of Foundation.  Alpha and Foundation will mail the joint proxy statement/prospectus to their respective stockholders.  Investors and security holders are urged to read the joint proxy statement/prospectus regarding the proposed merger when it becomes available because it will contain important information.  You may obtain a free copy of the joint proxy statement/prospectus (when available) and other related documents filed by Alpha and Foundation with the SEC at the SEC’s website at www.sec.gov.  The joint proxy statement/prospectus (when it is available) and the other documents may also be obtained for free by accessing Alpha’s website at www.alphanr.com under the heading “Investor Relations” and then under the heading “SEC Filings” or by accessing Foundation’s website at www.foundationcoal.com under the tab “Investors” and then under the heading “Financial Information and SEC Filings”.
Participants in this Transaction
Alpha, Foundation and their respective directors, executive officers and certain other members of management and employees may be soliciting proxies from stockholders in favor of the merger.  Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the stockholders in connection with the proposed merger will be set forth in the joint proxy statement/prospectus when it is filed with the SEC.  You can find information about Alpha’s executive officers and directors in Alpha’s definitive proxy statement filed with the SEC on April 3, 2009.  You can find information about Foundation’s executive officers and directors in their definitive proxy statement filed with the SEC on April 3, 2009.  You can obtain free copies of these documents from the Alpha or Foundation using the contact information above.